UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2009

Online Vacation Center Holdings Corp.
(Exact name of registrant as specified in its charter)

                      Florida                                          0-32137                                 65-0701352
       (State or other jurisdiction                  (Commission File Number)              (IRS Employer
                 of incorporation)                                                                               Identification No.)

1801 N.W. 66th Avenue, Plantation, Florida 33313
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 377-6400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 5, 2009, Online Vacation Center Holdings Corp. (the “Company”) entered into an agreement with Reginald Flosse to purchase 150,000 shares of the Company’s common stock at a purchase price of $0.50 per share. The purchase price was paid from the Company's working capital.   Reginald Flosse is an affiliate of the Company and holds more than 10% of the Company's issued and outstanding stock.  This repurchase transaction is not part of the Company’s previously announced repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2009                                  ONLINE VACATION CENTER HOLDINGS CORP.

                                                                   BY: /s/ EDWARD B. RUDNER
                                                                   Edward B. Rudner
                                                                   Chief Executive Officer

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